UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2024

BLUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56626	93-3735199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Matsuura and Appointment of GuzmanGray due to Merger

On June 30, 2024, the audit practice of Matsuura, an independent registered public accounting firm, was combined in a transaction pursuant to which Matsuura merged its operations with GuzmanGray. On July 19, 2024, Matsuura resigned as auditors of Blum Holdings, Inc. (the “Company”) and with the approval of the Audit Committee of the Company’s Board of Directors, GuzmanGray was engaged as its independent registered public accounting firm effective July 19, 2024. The Audit Committee also approved the assumption by GuzmanGray of the engagement agreement originally entered into between the Company and Matsuura on April 23, 2024.

Prior to engaging GuzmanGray, the Company did not consult with GuzmanGray regarding application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by GuzmanGray on the Company’s financial statements, and GuzmanGray did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

During the interim period from April 23, 2024 through July 19, 2024, the date of Matsuura’s resignation, there were no disagreements with Matsuura on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Matsuura, would have caused it to make reference to such disagreement in its reports. During the interim period from April 23, 2024 through July 19, 2024, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K. The Company provided Matsuura with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Matsuura furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated July 24, 2024, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
16.1	Letter from Matsuura to the Securities and Exchange Commission dated July 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUM HOLDINGS, INC.

Date: July 24, 2024	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer